Exhibit 7

CERTIFICATIONS PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with this annual report on Form 40-F of NovaGold Resources Inc. for the period ended November 30, 2003, I, Robert J. (Don) MacDonald, Chief Financial Officer of the issuer, certify that:

1.           The annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: April 21, 2004	By:	/s/ Robert J. MacDonald
Robert J. (Don) MacDonald
Chief Financial Officer

This certification accompanies the annual report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the issuer for purposes of Section 18 of the Securities Exchange Act of 1934.